                                                                  EXHIBIT NO. 99

                           BANC OF AMERICA SECURITIES
                               [GRAPHIC APPEARS HERE]

MBS NEW ISSUE TERM SHEET

BANC OF AMERICA FUNDING CORPORATION

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-C
$473,606,304 (approximate)

Classes 1-A-1, 2-A-1, 3-A-1, 4-A-1, 4-A-2 and 4-A-3 (Offered Certificates)

BANK OF AMERICA, N.A.

SELLER

WELLS FARGO BANK, N.A.

MASTER SERVICER

NOVEMBER 16, 2004

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------

                                        LAST SCHEDULED
                           WAL (YRS)    PRIN PMT (MTHS)   CERTIFICATE
           PRINCIPAL    (ROLL/CALL/MAT) (ROLL/CALL/MAT)  INTEREST RATE                                                 EXPECTED
  CLASS   BALANCE /(1)/   /(2)/ /(3)/     /(2)/ /(3)/     TYPE /(12)/            TRANCHE TYPE      COLLATERAL TYPE   RATINGS /(11)/
-----------------------------------------------------------------------------------------------------------------------------------
  1-A-1    $48,715,000    3.08 / 2.93      119 / 92 /    WAC PT /(4)/         Senior Pass-Through    Jumbo 10/1          (13)
                           / 3.22             360                                                     Hybrids

  1-A-R    $       100                                                            Residual            Group 1

  1-B-1    $   625,000                                                           Subordinate          Group 1              -

  1-B-2    $   275,000                                                           Subordinate          Group 1              -

  1-B-3    $   150,000         Information Not Provided Hereby                   Subordinate          Group 1              -

  1-B-4    $   125,000                                                           Subordinate          Group 1              -

  1-B-5    $    75,000                                                           Subordinate          Group 1              -

  1-B-6    $    75,685                                                           Subordinate          Group 1              -
-----------------------------------------------------------------------------------------------------------------------------------
  2-A-1    $46,839,000    1.90 / 2.89     35 / 92 / 360  WAC PT /(5)/              Senior            Alt-A 3/1           (13)
                             / 3.18                                             Pass-Through         Hybrids
-----------------------------------------------------------------------------------------------------------------------------------
   CB-1    $ 4,937,000                                                           Subordinate        Groups 2 & 3           -

   CB-2    $ 1,488,000                                                           Subordinate        Groups 2 & 3           -

   CB-3    $   812,000       Information Not Provided Hereby                     Subordinate        Groups 2 & 3           -

   CB-4    $   812,000                                                           Subordinate        Groups 2 & 3           -

   CB-5    $   676,000                                                           Subordinate        Groups 2 & 3           -

   CB-6    $   405,519                                                           Subordinate        Groups 2 & 3           -
-------------------------------------------------------------------------------- --------------------------------------------------
  3-A-1    $79,304,000    2.49 / 2.89                                              Senior            Alt-A 5/1           (13)
                            / 3.18        59 / 92 / 360  WAC PT /(6)/           Pass-Through          Hybrids
-----------------------------------------------------------------------------------------------------------------------------------
  4-A-1    $160,222,000   2.16 / 2.90                                            Super Senior         Conforming          (13)
                            / 3.16        44 / 93 / 360  Floater /(7)/ /(8)/    Floating Rate      Balance Alt-A
                                                                                                      Hybrids
-----------------------------------------------------------------------------------------------------------------------------------
  4-A-2    $84,731,000    2.15 / 2.90      44 / 93 / 360  Floater /(7)/ /(9)/    Super Senior         Non-Conf.           (13)
                            / 3.15                                               Floating Rate      Balance Alt-A
                                                                                                      Hybrids
-----------------------------------------------------------------------------------------------------------------------------------
  4-A-3    $22,468,000    2.16 / 2.90      44 / 93 / 360  Floater /(7)/ /(10)/   Senior Support      Alt-A Hybrids        (14)
                            / 3.16                                               Floating Rate
-----------------------------------------------------------------------------------------------------------------------------------
  4-M-1    $ 9,131,000                                                           Subordinate          Group 4              -

  4-M-2    $ 6,667,000                                                           Subordinate          Group 4              -

  4-B-1    $ 4,203,000       Information Not Provided Hereby                     Subordinate          Group 4              -

  4-B-2    $   870,000                                                           Subordinate          Group 4              -

   4-CE            N/A                                                           Subordinate          Group 4              -

   4-R             N/A                                                           Subordinate          Group 4              -
-----------------------------------------------------------------------------------------------------------------------------------

(1) The Certificate sizes are approximate and are subject to a +/- 5% variance.

(2) The WAL and Last Scheduled Principal Payment to Roll, to Call and to Maturity for the Class 1-A-1, Class 2-A-1, Class 3-A-1, Class 4-A-1, Class 4-A-2 and Class 4-A-3 Certificates are shown at the pricing speed of 25% CPR.

(3) "Roll" is the roll date for each underlying hybrid ARM collateral repline (where applicable).

(4) For each Distribution Date occurring prior to and including November 2014, the Class 1-A-1 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group 1 Mortgage Loans minus [ ]%. The interest rate with respect to the first interest accrual period is expected to be approximately [5.17595%]. For each Distribution Date occurring in the month of or after December 2014, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date occurring prior to and including November 2007, the Class 2-A-1 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group 2 Mortgage Loans minus [ ]%. The interest rate with respect to the first interest accrual period is expected to be approximately [5.11690%]. For each Distribution Date occurring in the month of or after December 2007, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date occurring prior to and including November 2009, the Class 3-A-1 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group 3 Mortgage Loans minus [ ]%. The interest rate with respect to the first interest accrual period is expected to be approximately [5.20697%]. For each Distribution Date occurring in the month of or after December 2009, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

BANC OF AMERICA SECURITIES LLC                                                 2
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------

(7) The Class 4-A-1, Class 4-A-2 and Class 4-A-3 Certificates will have interest rates equal to one month LIBOR plus a margin of [ ]%, [ ]% and [ ]%, respectively. The interest rates with respect to the first interest accrual period are expected to be approximately [ ]%, [ ]% and [ ]%, respectively. The margins on the Class 4-A-1, Class 4-A-2 and Class 4-A-3 Certificates will double their original margins after the Optional Termination Date.

(8) The interest rate on the Class 4-A-1 Certificates will be subject to a cap equal to the lesser of (a) the net interest rates on the conforming balance portion of the Group 4 Mortgage Loans and (b) 11%.

(9) The interest rates on the Class 4-A-2 Certificates will be subject to a cap equal to the lesser of (a) the net interest rates on the non-conforming balance portion of the Group 4 Mortgage Loans and (b) 11%.

(10) The interest rates on each component of the Class 4-A-3 Certificates will be subject to a cap equal to the lesser of (a) the net interest rates on the related portion of Group 4 Mortgage Loans and (b) 11%.

(11) The credit enhancement sizes are preliminary and subject to change based upon the final pool as of the Cut-off Date and any additional rating agency analysis.

(12) The Certificate coupons are approximate and subject to a +/-10 basis point variance. All Certificates pricing will be subject to yield maintenance upon delivery of the actual coupon rate prior to the closing date.

(13) The Class 1-A-1, 2-A-1, 3-A-1, 4-A-1 and 4-A-2 Certificates will be rated AAA, or its equivalent, by at least two of Standard & Poor's, Moody's and/or Fitch.

(14) Standard & Poor's and Moody's will rate the Class 4-A-3 Certificates AAA and Aa1, respectively.

BANC OF AMERICA SECURITIES LLC                                                 3
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Transaction:                      Banc of America Funding 2004-C Trust

                                  Mortgage Pass-Through Certificates, Series
                                  2004-C

Lead Manager (Book Runner):       Banc of America Securities LLC

Seller:                           Bank of America, N.A.

Master Servicer:                  Wells Fargo Bank, N.A.

Servicers:                        Bank of America, N.A., Wells Fargo Bank, N.A.,
                                  GreenPoint Mortgage Funding, Inc. and
                                  Countrywide Home Loans Servicing LP

Trustee:                          Wachovia Bank, National Association

Securities Administrator:         Wells Fargo Bank, N.A.

Rating Agencies:                  Standard & Poor's, Moody's Investors Service,
                                  Inc. and/or Fitch Ratings will rate the
                                  Offered Certificates.

Transaction Size:                 $473,606,304

Securities Offered:               $48,715,000 Class 1-A-1 Certificates
                                  $46,839,000 Class 2-A-1 Certificates
                                  $79,304,000 Class 3-A-1 Certificates
                                  $160,222,000 Class 4-A-1 Certificates
                                  $84,731,000 Class 4-A-2 Certificates
                                  $22,468,000 Class 4-A-3 Certificates

Expected Closing Date:            November 30, 2004

Collection Period:                The 2nd day of each month through the 1st day
                                  of the following month.

Distribution Date:                20th of each month, or the next succeeding
                                  business day
                                  (First Distribution Date: December 20, 2004)

Cut-Off Date:                     November 1, 2004

Class A Certificates:             Class 1-A-1, 2-A-1, 3-A-1, 4-A-1, 4-A-2, 4-A-3
                                  and 1-A-R Certificates  (the "Class A
                                  Certificates").

Subordinate Certificates:         Class 1-B-1, 1-B-2, 1-B-3, 1-B-4, 1-B-5,
                                  1-B-6, CB-1, CB-2, CB-3, CB-4, CB-5, CB-6,
                                  4-M-1, 4-M-2, 4-B-1, 4-B-2, 4-CE and 4-R
                                  Certificates (the "Subordinate Certificates").
                                  The Subordinate Certificates are not offered hereunder.

Day Count:                        With respect to Groups 1 through 3, 30/360 and
                                  with respect to the Group 4 actual/360.

BANC OF AMERICA SECURITIES LLC                                                 4
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Group 1, 2, 3, and Group 4    25% CPR
Pricing Speed:

Clearing:                     DTC, Clearstream and Euroclear

                              Original Certificate     Minimum      Incremental
Denominations:                      Form            Denominations  Denominations
  Class A Certificates           Book Entry             $1,000           $1

SMMEA Eligibility:            The Class A Certificates are expected to
                              constitute "mortgage related securities" for purposes of SMMEA.

Tax Structure:                REMIC

Optional Clean-up Call:       Any Distribution Date on or after which the
                              Aggregate Principal Balance of the Group 1, Group
                              2 and Group 3 Mortgage Loans declines to 10% or less of their Aggregate Principal Balance as of the Cut-Off Date. Any Distribution Date on or after which the Aggregate Principal Balance of the Group 4 Mortgage Loans declines to 10% or less of its Aggregate Principal Balance as of the Cut-Off
                              Date.

Administrative Fee:           The Administrative Fees with respect to the Trust
                              are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a) servicing compensation payable to a Servicer in respect of its servicing activities
                              (the "Servicing Fee") and (b) fees paid to the Securities Administrator ("Securities
                              Administrator Fee"). The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee
                              Rate") equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the Securities
                              Administrator Fee Rate. The Securities
                              Administrator Fee Rate will be [0.0060%] per annum. The Servicing Fee Rate for all Loan Groups will range from [0.25% to 0.506%] per annum.

Compensating Interest:        The aggregate servicing fee payable to the
                              Servicers for any month will be reduced by an amount equal to the aggregate prepayment interest shortfall for the Mortgage Loans serviced by such Servicer for such Distribution Date. Such amounts will be used to cover full or [partial prepayment] interest shortfalls, if any, of the Mortgage
                              Loans.

Net WAC: As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the Administrative Fee Rate.

BANC OF AMERICA SECURITIES LLC                                                 5
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Interest Accrual:             Interest will accrue on the Class 1-A-1, 2-A-1 and
                              3-A-1 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs
                              (each, a "Regular Interest Accrual Period"). The initial Regular Interest Accrual Period will be deemed to have commenced on November 1, 2004.
                              Interest will accrue on the Class 4-A-1, Class
                              4-A-2 and Class 4-A-3 Certificates from the previous Distribution Date, or in the case of the first Distribution Date, from the Closing Date, through and including the day prior to the current
                              Distribution Date (the "Class 4-A-1, Class 4-A-2 and Class 4-A-3 Interest Accrual Period" and together with the Regular Interest Accrual Period, an "Interest Accrual Period"). Interest for Groups
                              1 through 3 will be calculated on the basis of a 360-day year consisting of twelve 30-day months.
                              Interest for Group 4 will be calculated on the basis of the actual number of days in the interest accrual period and a 360-day year.

Principal Amount:             The Principal Amount for any Distribution Date and
                              any Loan Group (other than Group 4) will equal the sum of (a) the principal portion of each Monthly
                              Payment (without giving effect to payments to certain reductions thereof due on each Mortgage
                              Loan in such Loan Group on the related Due Date),
                              (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan
                              Group that was repurchased by the Depositor, the Seller or an Originator, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date,
                              (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated
                              Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan
                              Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution
                              Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal              The Senior Principal Distribution Amount for a
Distribution Amount:          Loan Group (other than Group 4) for any
                              Distribution Date will equal the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan
                              Group and such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

BANC OF AMERICA SECURITIES LLC                                                 6
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------
                       Distributions on Groups 1 Through 3
--------------------------------------------------------------------------------

Subordinate Principal         The Subordinate Principal Distribution Amount for
Distribution Amount:          a Loan Group (other than Group 4) for any
                              Distribution Date will equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan
                              Group and such Distribution Date and (ii) the Subordinate Prepayment Percentage for such Loan
                              Group of the amounts described in clauses (e) and
                              (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.

Principal Distributions:      Principal will be allocated to the certificates
                              according to the Priority of Distributions: The
                              Senior Principal Distribution Amount for Group 1
                              will generally be allocated to the Class 1-A-1
                              Certificates until their class balances have been reduced to zero. The Senior Principal Distribution
                              Amount for Group 2 will generally be allocated to the Class 2-A-1 Certificates until their class balances have been reduced to zero. The Senior
                              Principal Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1
                              Certificates until their class balances have been reduced to zero. After the class balances of the Class A Certificates of Group 2 or Group 3 have been reduced to zero, certain amounts otherwise payable to the Class CB Certificates may be paid to the Class A Certificates of the other crossed
                              Group. After the class balance of the Class A
                              Certificates of Group 2 and Group 3 has been reduced to zero, certain amounts otherwise payable to their related crossed Subordinate Certificates may be paid to the Class A Certificates of the other crossed Group (Please see the Priority of Distributions section.)

Senior  Percentage:           The Senior Percentage for a Loan Group on any
                              Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of the related Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate Percentage:       The Subordinate Percentage for a Loan Group for
                              any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment        The Subordinate Prepayment Percentage for a Loan
Percentage:                   Group for any Distribution Date will equal 100%
                              minus the Senior Prepayment Percentage for such Loan Group for such date.

BANC OF AMERICA SECURITIES LLC                                                 7
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------
                    Distributions on Groups 1 Through 3 cont.
--------------------------------------------------------------------------------

Senior Prepayment             For the following Distribution Dates, will be as
Percentage of Loan Group 1:   follows:

                              Distribution Date     Senior Prepayment Percentage
                              --------------------- ----------------------------
                              December 2004 through 100%;
                               November 2009

                              December 2009 through the applicable Senior
                               November 2010        Percentage plus, 70% of
                                                    the applicable Subordinate
                                                    Percentage;

                              December 2010 through the applicable Senior
                               November 2011        Percentage plus, 60% of
                                                    the applicable Subordinate
                                                    Percentage;

                              December 2011 through the applicable Senior
                               November 2012        Percentage plus, 40% of
                                                    the applicable Subordinate
                                                    Percentage;

                              December 2012 through the applicable Senior
                               November 2013        Percentage plus, 20% of
                                                    the applicable Subordinate
                                                    Percentage;

                              December 2013 and     the applicable Senior
                               thereafter provided, Percentage;
                               however,

                                (i) if on any Distribution Date the Senior Percentage for Loan Group 1 exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for Loan Group 1 for such Distribution Date will equal 100%.

                                (ii) if on any Distribution Date prior to the December 2007 Distribution Date, prior to giving effect to any distributions, the Subordinate Percentage for Loan Group 1 is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for Loan Group 1 for that Distribution Date will equal the Senior Percentage for Loan Group 1 plus 50% of the Subordinate Percentage for Loan Group 1, and

                                (iii) if on any Distribution Date on or after the December 2007 Distribution Date, prior to giving effect to any distributions, the Subordinate
                                        Percentage for Loan Group 1 is greater
                                        than or equal to twice such percentage
                                        calculated as of the Closing Date, then
                                        the Senior Prepayment Percentage for
                                        Loan Group 1 for that Distribution Date
                                        will equal the Senior Percentage for
                                        Loan Group 1.

BANC OF AMERICA SECURITIES LLC                                                 8
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------
                    Distributions on Groups 1 Through 3 cont.
--------------------------------------------------------------------------------

Senior Prepayment             For the following Distribution Dates, will be as
Percentage for Loan Groups    follows:
2 and 3:

                              Distribution Date     Senior Prepayment Percentage
                              ------------------    ----------------------------
                              December 2004 through 100%;
                               November 2011

                              December 2011 through the applicable Senior
                               November 2012        Percentage plus, 70% of
                                                    the applicable Subordinate
                                                    Percentage;

                              December 2012 through the applicable Senior
                               November 2013        Percentage plus, 60% of
                                                    the applicable Subordinate
                                                    Percentage;

                              December 2013 through the applicable Senior
                               November 2014        Percentage plus, 40% of
                                                    the applicable Subordinate
                                                    Percentage;

                              December 2014 through the applicable Senior
                               November 2015        Percentage plus, 20% of
                                                    the applicable Subordinate
                                                    Percentage;

                              December 2015 and     the applicable Senior
                               thereafter provided, Percentage;
                               however,

                                (i) if on any Distribution Date the Senior Percentage for Loan Group 2 or Loan Group 3 exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for such Loan Group for such Distribution Date will equal 100%.

                                (ii) if on any Distribution Date prior to the December 2007 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Class CB
                                        Certificates divided by the aggregate
                                        Principal Balance of Loan Group 2 and
                                        Loan Group 3 (the "Aggregate Subordinate
                                        Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each of Loan Group 2 and Loan Group 3 for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each of Loan Group 2 and Loan Group 3, and

                                (iii) if on any Distribution Date on or after the December 2007 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each of Loan Group 2 and Loan Group 3 for that Distribution Date will equal the Senior Percentage for each of Loan Group 2 and Loan Group 3.

BANC OF AMERICA SECURITIES LLC                                                 9
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------
                      Distributions on Group 4 Certificates
--------------------------------------------------------------------------------

Expected                      Approximately [0.55%] of the Cut-off Date
Overcollateralization         Principal Balance of Loan Group 4.
Target Amount:

Overcollateralization         The Overcollateralization Amount is equal to the
Amount:                       excess of the aggregate principal balance of the
                              Group 4 Mortgage Loans over the aggregate class balance of the Group 4 Certificates. On the Closing Date, the Overcollateralization Amount is expected to equal the Overcollateralization Target
                              Amount. To the extent the Overcollateralization
                              Amount is reduced below the Overcollateralization
                              Target Amount, Excess Cashflow will be directed to build the Overcollateralization Amount until the Overcollateralization Target Amount is reached.

Overcollateralization         The Overcollateralization Release Amount means,
Release Amount:               with respect to any Distribution Date on or after
                              the Stepdown Date on which a Trigger Event is not in effect, the excess, if any, of (i) the Overcollateralization Amount for such Distribution
                              Date (assuming that 100% of the Principal
                              Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such
                              Distribution Date. It is expected that there will be no Overcollateralization Release Amount until the outstanding principal balance of all of the Group 4 Certificates has been reduced to zero.

Overcollateralization         As of any Distribution Date, the
Deficiency Amount:            Overcollateralization Deficiency Amount is the
                              excess, if any, of (a) the Overcollateralization
                              Target Amount for such Distribution Date over (b) the Overcollateralization Amount for such
                              Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal
                              Distribution Amount (but not the Extra Principal
                              Distribution Amount) on such Distribution Date, but prior to taking into account any Realized
                              Losses allocated to any class of Certificates on such Distribution Date.

Available Funds:              Available Funds will be equal to the sum of the
                              following amounts with respect to the Mortgage
                              Loans, net of amounts reimbursable or payable therefrom, including Administrative Fees, reimbursements for advances and servicing advances and reimbursable expenses: (i) the aggregate amount of monthly payments on the Mortgage Loans due during the related collection period and received by the Servicers on or prior to the related determination date, (ii) unscheduled payments in respect of the Mortgage Loans, including prepayments, insurance proceeds, net liquidation proceeds, condemnation proceeds, recoveries and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the prior calendar month, excluding prepayment charges, (iii) on the Distribution Date on which the optional clean-up call for the Group
                              4 Mortgage Loans and related trust property is exercised, the termination price and (iv) payments from the Servicers in connection with advances and Compensating Interest for such Distribution Date.

BANC OF AMERICA SECURITIES LLC                                                10
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------
                   Distributions on Group 4 Certificates Cont.
--------------------------------------------------------------------------------

Excess Cashflow:              For the Offered Certificates on each Distribution
                              Date is equal to the sum of (x) any
                              Overcollateralization Release Amount and (y) the excess of the Available Funds over the sum of (i) the interest paid on the Group 4 Certificates and
                              (ii) the Principal Remittance Amount.

Stepdown Date:                The earlier to occur of (i) the Distribution Date
                              on which the aggregate class balance of the Class
                              4-A-1, Class 4-A-2 and Class 4-A-3 Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in December
                              2007 and (b) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to double the Credit Enhancement
                              Percentage as of the Closing Date. The Credit
                              Enhancement Percentage is obtained by dividing (x) the sum of the aggregate class balance of the Group 4 Subordinate Certificates and the
                              Overcollateralization Amount (before taking into account distributions of principal on such distribution date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.

Pass-Through Rate:            The Pass-Through Rate for the Class 4-A-1, Class
                              4-A-2 and Class 4-A-3 Certificates is the lesser of (1) the sum of (a) one-month LIBOR as determined for the related period and (b) the certificate margin and (2) the lesser of (a) net
                              WAC Rate on the Group 4 Mortgage Loans or a portion thereof, in the case of the components of the Class 4-A-3 Certificates and (b) 11.00%.

                              On each Distribution Date after the Optional
                              Termination Date, the certificate margin for the Class 4-A-1, Class 4-A-2 and Class 4-A-3 Certificates will be 2 times the related initial certificate margin.

Net Mortgage Rate:            The Net Mortgage Rate for each Mortgage Loan is
                              equal to the mortgage interest rate less the sum of (i) the Servicing Fee Rate and (ii) the
                              Securities Administrator Fee Rate.

Net WAC Rate:                 The Net WAC Rate for the Group 4 Certificates and
                              Components on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Net
                              Mortgage Rates of the Group 4 Mortgage Loans or related portion thereof, in the case of the Group
                              4 Components.

Net WAC Rate Carryover        If, on any Distribution Date the Pass-Through Rate
Amount:                       for the Group 4 Certificates or Components is
                              limited by the related Net WAC Rate, the "Net WAC
                              Rate Carryover Amount" for such class or component is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the Pass-Through Rate calculated without regard to clause (2) of the definition of "Pass-Through Rate" over (b) the amount of interest actually accrued on such class or component based on the related Net WAC Rate and
                              (ii) the unpaid portion of any related Net WAC
                              Rate Carryover Amount from any prior Distribution
                              Dates together with accrued interest at the related Pass-Through Rate. Any Net WAC Rate
                              Carryover Amount will be paid on such Distribution
                              Date or future Distribution Dates to the extent of funds available.

BANC OF AMERICA SECURITIES LLC                                                11
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------
                   Distributions on Group 4 Certificates Cont.
--------------------------------------------------------------------------------

Trigger Event:                A Trigger Event exists with respect to any
                              Distribution Date on or after the Stepdown Date
                              (i) if the three month rolling average of 60+ day delinquent loans (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than [TBD]% of the Credit Enhancement Percentage or (ii) if the Cumulative Realized Loss Percentage exceeds the value defined below for such Distribution
                              Date:

                                                             CUMULATIVE REALIZED
                                  DISTRIBUTION DATES           LOSS PERCENTAGE
                              -----------------------------  -------------------
                              December 2007 - November 2008        [0.85]%
                              December 2008 - November 2009        [1.30]%
                              December 2009 - November 2010        [1.65]%
                                 December 2010 and after           [1.70]%

Yield Maintenance Agreement:  On the Closing Date, the Securities Administrator
                              will enter into Yield Maintenance Agreements with a counterparty (the "Counterparty") for the benefit of the Group 4 Certificates. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Securities Administrator when one-month LIBOR exceeds the applicable strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds a ceiling rate. Net WAC Rate Carryover Amounts to the extent not covered by clause (xv) of the Group 4 Excess Cashflow Distribution will be covered to the extent of payments received by the Securities Administrator under the Yield Maintenance Agreements.

BANC OF AMERICA SECURITIES LLC                                                12
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------
                   Distributions on Group 4 Certificates Cont.
--------------------------------------------------------------------------------

INTEREST:

I. On each Distribution Date, the Group 4 Interest Remittance Amount from the Conforming Balance Loans will be distributed from Available Funds in the following order of priority:

        (i) to the holders of the Class 4-A-1 Certificates and Conforming Class 4-A-3 component, pro rata, Accrued Certificate Interest or Accrued Component Interest, as the case may be, for such Distribution Date;

        (ii) to the holders of the Class 4-A-1 Certificates and Conforming Class 4-A-3 component, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date.

II. On each Distribution Date, the Group 4 Interest Remittance Amount from the Non-Conforming Balance Loans will be distributed from Available Funds in the following order of priority:

        (iii) to the holders of the Class 4-A-2 Certificates and Non-Conforming Class 4-A-3 component, pro rata, Accrued Certificate Interest or Accrued Component Interest, as the case may be, for such Distribution Date;

        (iv) to the holders of the Class 4-A-1 Certificates and Non-Conforming Class 4-A-3 component, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date.

III. On each Distribution Date, following the distributions made pursuant to clauses I and II above, the Securities Administrator shall make the following disbursements in the order of priority described below, in each case to the extent of the sum of the Group 4 Interest Remittance Amount remaining undistributed for such Distribution Date:

        (i) to the holders of the Class 4-M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

        (ii) to the holders of the Class 4-M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

        (iii) to the holders of the Class 4-B-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

        (iv) to the holders of the Class 4-B-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

        (v)     any remainder as described under "Excess Cashflow Distribution."

BANC OF AMERICA SECURITIES LLC                                                13
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------
                   Distributions on Group 4 Certificates Cont.
--------------------------------------------------------------------------------

PRINCIPAL:

I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group 4 Senior Principal Distribution Amount contributed from the Conforming Balance Loans will be distributed in the following order of priority:

        (i) to the holders of the Class 4-A-1 Certificates and Conforming Class 4-A-3 component, until the class balance and component balance thereof have been reduced to zero.

II. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group 4 Senior Principal Distribution Amount contributed from the Non-Conforming Balance Loans will be distributed in the following order of priority:

        (ii) to the holders of the Class 4-A-2 Certificates and Non-Conforming Class 4-A-3 component, until the class balance and component balance thereof have been reduced to zero.

III. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Group 4 Principal Distribution Amount remaining undistributed after I above for such Distribution Date shall be made in the following amounts and order of priority:

        (i) to the Class 4-M-1 Certificates until the class balance is reduced to zero;

        (ii) to the Class 4-M-2 Certificates until the class balance is reduced to zero;

        (iii) to the Class 4-B-1 Certificates until the class balance is reduced to zero; and

        (iv) to the Class 4-B-2 Certificates until the class balance is reduced to zero.

IV. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group 4 Senior Principal Distribution Amount contributed from the Conforming Balance Loans will be distributed in the following order of priority:

        (i) to the holders of the Class 4-A-1 Certificates and Conforming Class 4-A-3 component, until the class balance and component balance thereof have been reduced to zero.

V. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group 4 Senior Principal Distribution Amount contributed from the Non-Conforming Balance Loans will be distributed in the following order of priority:

        (ii) to the holders of the Class 4-A-2 Certificates and Non-Conforming Class 4-A-3 Component, until the class balance and component balance thereof have been reduced to zero.

VI. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Group 4 Principal Distribution Amount remaining undistributed after V above for such Distribution Date shall be made in the following amounts and order of priority:

        (i) to the Class 4-M-1 Certificates, the Class 4-M-1 Principal Distribution Amount until the class balance thereof is reduced to zero;

        (ii) to the Class 4-M-2 Certificates, the Class 4-M-2 Principal Distribution Amount until the class balance thereof is reduced to zero;

        (iii) to the Class 4-B-1 Certificates, the Class 4-B-1 Principal Distribution Amount until the class balance thereof is reduced to zero; and

        (iv) to the Class 4-B-2 Certificates, the Class 4-B-2 Principal Distribution Amount until the class balance thereof is reduced to zero.

BANC OF AMERICA SECURITIES LLC                                                14
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------
                   Distributions on Group 4 Certificates Cont.
--------------------------------------------------------------------------------

On each Distribution Date, any excess cashflow shall be paid as follows:

(i) to the Class 4-A-1, 4-A-2 and Class 4-A-3 Certificates, any remaining Accrued Certificate Interest, pro rata;

(ii) to Class 4-A-1, 4-A-2 and Class 4-A-3 Certificates, any Interest Carry Forward Amount, pro rata;

(iii)   to the Class 4-M-1 Certificates, any remaining Accrued Certificate
        Interest;

(iv)    to the Class 4-M-1 Certificates, any Interest Carry Forward Amount;

(v) to the Class 4-M-1 Certificates, any allocated realized loss amounts for the Class 4-M-1 Certificates;

(vi)    to the Class 4-M-2 Certificates, any remaining Accrued Certificate
        Interest;

(vii)   to the Class 4-M-2 Certificates, any Interest Carry Forward Amount;

(viii) to the Class 4-M-2 Certificates, any allocated realized loss amounts for the Class 4-M-2 Certificates;

(ix)    to the Class 4-B-1 Certificates, any remaining Accrued Certificate
        Interest;

(x)     to the Class 4-B-1 Certificates, any Interest Carry Forward Amount;

(xi) to the Class 4-B-1 Certificates, any allocated realized loss amounts for the Class 4-B-1 Certificates;

(xii)   to the Class 4-B-2 Certificates, any remaining Accrued Certificate
        Interest;

(xiii)  to the Class 4-B-2 Certificates, any Interest Carry Forward Amount;

(xiv) to the Class 4-B-2 Certificates, any allocated realized loss amounts for the Class 4-B-2 Certificates;

(xv) an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts with respect to the Class 4-A-1, Class 4-A-2, Class 4-A-3, 4-M and 4-B Certificates to such certificates first to the Class 4-A-1, 4-A-2 and Class 4-A-3 Certificates, pro rata, and second, sequentially, to the Class 4-M-1, Class 4-M-2, Class 4-B-1 and Class 4-B-2 Certificates; and

(xvi) any remaining amounts as specified in the pooling and servicing agreement.

BANC OF AMERICA SECURITIES LLC                                                15
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------
                               Group 4 Definitions
--------------------------------------------------------------------------------

Accrued Certificate           Accrued Certificate Interest for each class of
Interest:                     Group 4 Certificates for each Distribution Date
                              means an amount equal to the interest accrued during the related accrual period on the certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date.

Accrued Component Interest:   Accrued Component Interest for each component of
                              Group 4-A-3 Certificates for each Distribution
                              Date means an amount equal to the interest accrued during the related accrual period on the component balance of such component minus such component's interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date.

Allocated Realized Loss       An Allocated Realized Loss Amount with respect to
Amount:                       any class of the Class 4-A-3, Class 4-M and 4-B
                              Certificates and any Distribution Date is an amount equal to the sum of any Realized Loss allocated to that class of Certificates on such Distribution Date and any Allocated Realized Loss
                              Amount for that class remaining unpaid from the previous Distribution Date.

Class 4-M-1 Principal         The Class 4-M-1 Principal Distribution Amount is
Distribution Amount:          an amount equal to the excess of (x) the sum of
                              the class balances of the Class 4-A-1, 4-A-2 and Class 4-A-3 Certificates (after taking into account the Group 4 Senior Principal Distribution
                              Amount) and the Class 4-M-1 Certificates immediately prior to such Distribution Date over
                              (y) the lesser of (A) the product of (i) approximately [ ]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage
                              Loans in Loan Group 4 as of the last day of the related collection period after giving effect to prepayments in the related Prepayment period, minus the product of (x) [ ]% and (y) the Cut-off
                              Date Principal Balance.

Class 4-M-2 Principal         The Class 4-M-2 Principal Distribution Amount is
Distribution Amount:          an amount equal to the excess of (x) the sum of
                              the class balances of the Class 4-A-1, 4-A-2 and Class 4-A-3 Certificates (after taking into account the Group 4 Senior Principal Distribution
                              Amount), the Class 4-M-1 Certificates (after taking into account the Class 4-M-1 Principal
                              Distribution Amount) and the Class 4-M-2
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately [ ]% and (ii) the aggregate principal balance of the Mortgage Loans in Loan Group 4 as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related Prepayment period, minus the product of (x) [ ]% and (y) the Cut-off Date Principal Balance.

BANC OF AMERICA SECURITIES LLC                                                16
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------
                            Group 4 Definitions Cont.
--------------------------------------------------------------------------------

Class 4-B-1 Principal         The Class 4-B-1 Principal Distribution Amount is
Distribution Amount:          an amount equal to the excess of (x) the sum of
                              the class balance of the Class 4-A-1, 4-A-2 and Class 4-A-3 Certificates (after taking into account the Group 4 Senior Principal Distribution
                              Amount), the Class 4-M-1 Certificates (after taking into account the Class 4-M-1 Principal
                              Distribution Amount), the Class 4-M-2 Certificates
                              (after taking into account the Class 4-M-2
                              Principal Distribution Amount) and the Class 4-B-1
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately [ ]% and (ii) the aggregate principal balance of the Group 4
                              Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Group 4 Mortgage Loans as of the last day of the related collection period, minus the product of (x) [ ]% and (y) the Cut-off Date
                              Principal Balance.

Class 4-B-2 Principal         The Class 4-B-2 Principal Distribution Amount is
Distribution Amount:          an amount equal to the excess of (x) the sum of
                              the class balance of Class 4-A-1, 4-A-2 and Class
                              4-A-3 Certificates (after taking into account the Group 4 Senior Principal Distribution Amount), the
                              Class 4-M-1 Certificates (after taking into account the Class 4-M-1 Principal Distribution
                              Amount), the Class 4-M-2 Certificates (after taking into account the Class 4-M-2 Principal
                              Distribution Amount), the Class 4-B-1 Certificates
                              (after taking into account the Class 4-B-1
                              Principal Distribution Amount) and the Class 4-B-2
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately [ ]% and (ii) the aggregate principal balance of the Group 4
                              Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Group 4 Mortgage Loans as of the last day of the related collection period, minus the product of (x) [ ]% and (y) the Cut-off Date
                              Principal Balance.

Extra Principal Distribution  The Extra Principal Distribution Amount with
Amount:                       respect to any Distribution Date is the lesser of
                              (x) the Excess Interest for such Distribution Date and (y) the Overcollateralization Deficiency Amount for such Distribution Date.

Group 4 Interest Remittance   The Group 4 Interest Remittance Amount with
Amount:                       respect to any Distribution Date is that portion
                              of the Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Group 4 Mortgage Loans.

BANC OF AMERICA SECURITIES LLC                                                17
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------

Group 4 Principal Remittance  The Group 4 Principal Remittance Amount means with
Amount: respect to any Distribution Date, the sum of (i) all scheduled payments of principal collected or advanced on the Group 4 Mortgage Loans by the Servicers that were due during the related collection period and received by the related determination date, (ii) the principal portion of all [partial] and full principal prepayments of the Group 4 Mortgage Loans applied by the Servicers during the prior calendar month, (iii) the principal portion of all related Net Liquidation Proceeds and Insurance Proceeds, condemnation proceeds and recoveries received during the prior calendar month with respect to the Group 4 Mortgage Loans, (iv) that portion of the Purchase Price, representing principal of any repurchased or substituted Group 4 Mortgage Loans with respect to the prior calendar month, (v) the principal portion of any related Substitution Adjustments received during the prior calendar month with respect to the Group 4 Mortgage Loans and (vi) on the Distribution Date on which the optional clean-up call for the Group 4 Mortgage Loans and related trust property is exercised, the principal portion of the termination price.

--------------------------------------------------------------------------------
                            Group 4 Definitions Cont.
--------------------------------------------------------------------------------

Group 4 Senior Principal      Group 4 Senior Principal Distribution Amount means
Distribution Amount:          as of any Distribution Date (i) before the
                              Stepdown Date or as to which a Trigger Event is in effect, the lesser of (a) the class balances of the Class 4-A-1, 4-A-2 and Class 4-A-3
                              Certificates immediately prior to such
                              Distribution Date and (b) the Group 4 Principal
                              Distribution Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the class balances of the Class 4-A-1, 4-A-2 and Class 4-A-3
                              Certificates immediately prior to such
                              Distribution Date over (b) the lesser of (x) the product of (1) approximately [ ]% and (2) the aggregate Principal Balance of the Group 4
                              Mortgage Loans as of the last day of the related
                              Collection Period and (y) the amount by which the aggregate Principal Balance of the Group 4
                              Mortgage Loans as of the last day of the related
                              Collection Period exceeds the product of (1) [ ]% and (2) the aggregate Principal Balance of the Group 4 Mortgage Loans on the Cut-off Date.

Group 4 Principal             The Group 4 Principal Distribution Amount is the
Distribution Amount:          sum of the Principal Remittance Amount (minus the
                              Overcollateralization Release Amount, if any) and the Extra Principal Distribution Amount, if any.

BANC OF AMERICA SECURITIES LLC                                                18
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------

Realized Losses:              A Realized Loss is (i) as to any Group 4 Mortgage
                              Loan that is liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Group 4 Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Group 4 Mortgage Loan,
                              (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Group 4 Mortgage Loan and (iii) a reduction in the monthly payment resulting from a bankruptcy proceeding.

                              All Realized Losses on the Group 4 Mortgage Loans will be allocated on each Distribution Date, first to the Excess Cashflow, second in reduction of the Overcollateralization Amount, third to the Class 4-B-1 Certificates, fourth to the Class 4-M-2 Certificates, and fifth to the Class 4-M-1 Certificates. Any Realized Losses from the Conforming Loans occurring after the Class 4-M-1 Certificates have been reduced to zero will be allocated to the Conforming Class 4-A-3 component. Any Realized Losses from the Non-Conforming Loans occurring after the Class 4-M-1 Certificates have been reduced to zero will be allocated to the Non-Conforming Class 4-A-3 component. An allocation of any Realized Losses to a 4-A-3, 4-M and 4-B Certificate on any Distribution Date will be made by reducing the class balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class 4-A-1 and Class 4-A-2 Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class 4-A-1 and Class 4-A-2 Certificates all interest and principal amounts to which such Certificates are then entitled.

--------------------------------------------------------------------------------
                            Group 4 Definitions Cont.
--------------------------------------------------------------------------------

Unpaid Interest Shortfall     The Unpaid Interest Shortfall Amount means (i) for
Amount:                       the Class 4-A-1 and 4-A-2 Certificates and each
                              component of the Class 4-A-3 Certificates and the first Distribution Date, zero, and (ii) with respect to the Class 4-A-1 and 4-A-2 Certificates and each component of the Class 4-A-3 Certificates and any Distribution Date after the first
                              Distribution Date, the amount, if any, by which
                              (a) the sum of (1) Accrued Certificate Interest or
                              Accrued Component Interest for such class or component for the immediately preceding
                              Distribution Date and (2) the outstanding Unpaid
                              Interest Shortfall Amount, if any, for such class or component for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such class or component in respect of interest on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such class or component on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such class or component for the related accrual period.

BANC OF AMERICA SECURITIES LLC                                                19
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------
                       Preliminary Collateral Information
--------------------------------------------------------------------------------

Group 1 Collateral:           Jumbo, 10/1 Hybrid ARM Residential Mortgage Loans:
                              fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 10 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:           Alternative-A, 3/1 Hybrid ARM Residential Mortgage
                              Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 3 Collateral:           Alternative-A, 5/1 Hybrid ARM Residential Mortgage
                              Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate.

Group 4 Collateral:           Alternative-A, Mixed Hybrid ARM Residential
                              Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 4
                              Mortgage Loans have a weighted average fixed interest rate for approximately 3.66 years and thereafter the Mortgage Loans have a variable interest rate.

BANC OF AMERICA SECURITIES LLC                                                20
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. Mortgage Loans have a variable interest rate.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DESCRIPTION OF THE COLLATERAL
GROUP 1 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Summary                                                   Total              Minimum             Maximum
-----------------------------                       ------------------    --------------     ----------------
Cut-off Date Principal Balance                      $    50,040,785.43
Number of Loans                                                     74
Average Original Loan Balance                       $       677,216.43    $   240,000.00     $   1,300,000.00
Average Current Loan Balance                        $       676,226.83    $   239,704.90     $   1,296,869.45
W.A. Original LTV                                                54.40%            16.00%               80.00%
W.A. Gross Coupon                                                 5.43%             4.63%                6.25%
W.A. Gross Margin                                                 2.75%             2.75%                2.75%
W.A. Initial Cap                                                  5.00%             5.00%                5.00%
W.A. Periodic Cap                                                 2.00%             2.00%                2.00%
W.A. Maximum Rate                                                10.43%             9.63%               11.25%
W.A. Term to Next Rate Adjustment Date (months)                    119               116                  120
W.A. Remaining Term to Maturity (months)                           356               239                  360
W.A. FICO Score                                                    741               653                  814
                                                                                                 Cut-off Date

BANC OF AMERICA SECURITIES LLC                                                21
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------

                                         Range                        Principal Balance
                                         -----------                  ------------------
Product Type                             Adjustable                         100.00%
                                         Fixed                                0.00%
Interest Only Loans                                                           0.00%

1st Lien                                                                    100.00%

Property Type                            SFR                                 92.51%
                                         2-4 Family                           0.00%
                                         PUD                                  0.00%
                                         Condominium                          7.49%
                                         Cooperative                          0.00%

Occupancy Status                         Primary Home                        95.80%
                                         Investor Property                    0.00%
                                         Second Home                          4.20%

Purpose                                  Purchase                            51.88%
                                         R/T Refinance                       36.76%
                                         C/O Refinance                       11.36%

Index Type                               6 Month LIBOR                        0.00%
                                         12 Month LIBOR                       0.00%
                                         1 Year CMT                         100.00%

California Percentage                                                        64.27%
California Distribution                  Northern California                 27.46%
                                         Southern California                 72.54%

Loans with Prepayment Penalties                                               0.00%
Loans with Primary Mortgage Insurance                                         0.76%

--------------------------------------------------------------------------------
DESCRIPTION OF THE COLLATERAL
GROUP 2 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Summary                                                   Total              Minimum             Maximum
-----------------------------                       ------------------    --------------     ----------------
Cut-off Date Principal Balance                      $    50,229,298.68
Number of Loans                                                     95
Average Original Loan Balance                       $       528,773.13    $   324,000.00$        1,200,000.00
Average Current Loan Balance                        $       528,729.46    $   324,000.00$        1,200,000.00
W.A. Original LTV                                                75.94%            34.23%               90.00%
W.A. Gross Coupon                                                 5.40%             3.88%                5.75%
W.A. Gross Margin                                                 2.63%             2.25%                2.75%
W.A. Initial Cap                                                  4.29%             2.00%                5.00%
W.A. Periodic Cap                                                 1.24%             1.00%                2.00%
W.A. Maximum Rate                                                11.40%             9.88%               11.75%
W.A. Term to Next Rate Adjustment Date (months)                     35                32                   36
W.A. Remaining Term to Maturity (months)                           359               356                  360
W.A. FICO Score                                                    704               630                  793
                                                                                                 Cut-off Date

BANC OF AMERICA SECURITIES LLC                                                22
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------

                                         Range                        Principal Balance
                                         -----------                  -----------------
Product Type                             Adjustable                         100.00%%
                                         Fixed                                0.00%
Interest Only Loans                                                          92.35%

1st Lien                                                                    100.00%%

Property Type                            SFR                                 50.69%
                                         2-4 Family                          16.90%
                                         PUD                                 24.91%
                                         Condominium                          7.51%
                                         Cooperative                          0.00%

Occupancy Status                         Primary Home                        85.44%
                                         Investor Property                   11.84%
                                         Second Home                          2.72%

Purpose                                  Purchase                            56.07%
                                         R/T Refinance                       24.73%
                                         C/O Refinance                       19.20%

Index Type                               6 Month LIBOR                       76.17%
                                         12 Month LIBOR                      23.83%
                                         1 Year CMT                           0.00%

California Percentage                                                        67.20%
California Distribution                  Northern California                 59.03%
                                         Southern California                 40.97%

Loans with Prepayment Penalties                                               0.00%
Loans with Primary Mortgage Insurance                                         1.46%

--------------------------------------------------------------------------------
DESCRIPTION OF THE COLLATERAL
GROUP 3 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Summary                                                   Total              Minimum             Maximum
-----------------------------                       ------------------    --------------     ----------------
Cut-off Date Principal Balance                      $    85,044,220.00
Number of Loans                                                    338
Average Original Loan Balance                       $       251,739.61    $    41,600.00     $     825,000.00
Average Current Loan Balance                        $       251,610.12    $    41,600.00     $     825,000.00
W.A. Original LTV                                                76.48%            29.91%              100.00%
W.A. Gross Coupon                                                 5.46%             3.75%                5.88%
W.A. Gross Margin                                                 2.35%             2.25%                2.75%
W.A. Initial Cap                                                  5.00%             5.00%                5.00%
W.A. Periodic Cap                                                 1.80%             1.00%                2.00%
W.A. Maximum Rate                                                10.46%             8.75%               10.88%
W.A. Term to Next Rate Adjustment Date (months)                     59                54                   60
W.A. Remaining Term to Maturity (months)                           358               239                  360
W.A. FICO Score                                                    709               603                  817
                                                                                                 Cut-off Date

BANC OF AMERICA SECURITIES LLC                                                23
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------

                                         Range                        Principal Balance
                                         -----------                  -----------------
Product Type                             Adjustable                         100.00%
                                         Fixed                                0.00%
Interest Only Loans                                                          62.51%

1st Lien                                                                    100.00%

Property Type                            SFR                                 59.21%
                                         2-4 Family                           3.72%
                                         PUD                                 24.36%
                                         Condominium                         11.84%
                                         Cooperative                          0.05%
                                         Townhouse                            0.82%

Occupancy Status                         Primary Home                        87.98%
                                         Investor Property                    8.33%
                                         Second Home                          3.68%

Purpose                                  Purchase                            62.17%
                                         R/T Refinance                       14.91%
                                         C/O Refinance                       22.91%

Index Type                               6 Month LIBOR                       20.41%
                                         12 Month LIBOR                      79.59%
                                         1 Year CMT                           0.00%

California Percentage                                                        39.16%
California Distribution                  Northern California                 50.64%
                                         Southern California                 49.36%

Loans with Prepayment Penalties                                               0.00%
Loans with Primary Mortgage Insurance                                        12.35%

--------------------------------------------------------------------------------
DESCRIPTION OF THE COLLATERAL
GROUP 4 COLLATERAL SUMMARY - SUBGROUP 4NC
--------------------------------------------------------------------------------

Summary                                                   Total              Minimum             Maximum
-----------------------------                       ------------------    --------------     ----------------
Cut-off Date Principal Balance                      $   100,274,426.74
Number of Loans                                                    202
Average Original Loan Balance                       $       496,454.21    $   323,100.00     $   1,500,000.00
Average Current Loan Balance                        $       496,408.05    $   322,932.71     $   1,500,000.00
W.A. Original LTV                                                75.94%            31.75%               95.00%
W.A. Gross Coupon                                                 6.06%             3.75%                7.13%
W.A. Gross Margin                                                 2.65%             1.75%                2.75%
W.A. Initial Cap                                                  4.92%             2.00%                5.00%
W.A. Periodic Cap                                                 1.18%             1.00%                2.00%
W.A. Maximum Rate                                                11.76%            10.25%               13.00%
W.A. Term to Next Rate Adjustment Date (months)                     47                 4                  120
W.A. Remaining Term to Maturity (months)                           359               298                  360
W.A. FICO Score                                                    700               620                  811
                                                                                                 Cut-off Date

BANC OF AMERICA SECURITIES LLC                                                24
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------

                                         Range                        Principal Balance
                                         -----------                  -----------------
Product Type                             Adjustable                         100.00%
                                         Fixed                                0.00%
Interest Only Loans                                                          89.72%

1st Lien                                                                    100.00%

Property Type                            SFR                                 53.25%
                                         2-4 Family                          11.21%
                                         PUD                                 27.31%
                                         Condominium                          8.23%
                                         Cooperative                          0.00%

Occupancy Status                         Primary Home                        73.27%
                                         Investor Property                   20.72%
                                         Second Home                          6.01%

Purpose                                  Purchase                            53.94%
                                         R/T Refinance                       11.67%
                                         C/O Refinance                       34.38%

Index Type                               6 Month LIBOR                       81.80%
                                         12 Month LIBOR                      18.20%
                                         1 Year CMT                           0.00%

California Percentage                                                        53.01%
California Distribution                  Northern California                 48.72%
                                         Southern California                 51.28%

Loans with Prepayment Penalties                                              19.19%
Loans with Primary Mortgage Insurance                                         7.15%

--------------------------------------------------------------------------------
DESCRIPTION OF THE COLLATERAL
GROUP 4 COLLATERAL SUMMARY - SUBGROUP 4C
--------------------------------------------------------------------------------

Summary                                                   Total              Minimum             Maximum
-----------------------------                       ------------------    --------------     ----------------
Cut-off Date Principal Balance                      $   189,614,518.92
Number of Loans                                                  1,044
Average Original Loan Balance                       $       181,640.16    $    17,900.00     $     600,000.00
Average Current Loan Balance                        $       181,623.10    $    17,900.00     $     600,000.00
W.A. Original LTV                                                78.81%            16.19%              102.57%
W.A. Gross Coupon                                                 5.84%             4.13%                8.75%
W.A. Gross Margin                                                 2.69%             2.25%                3.00%
W.A. Initial Cap                                                  4.79%             2.00%               12.00%
W.A. Periodic Cap                                                 1.12%             1.00%                2.00%
W.A. Maximum Rate                                                11.58%             5.50%               14.75%
W.A. Term to Next Rate Adjustment Date (months)                     42                 5                  120
W.A. Remaining Term to Maturity (months)                           359               177                  360
W.A. FICO Score                                                    708               621                  817
                                                                                                 Cut-off Date

BANC OF AMERICA SECURITIES LLC                                                25
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------

                                         Range                        Principal Balance
                                         -----------                  -----------------
Product Type                             Adjustable                         100.00%
                                         Fixed                                0.00%
Interest Only Loans                                                          94.62%

1st Lien                                                                    100.00%

Property Type                            SFR                                 48.32%
                                         2-4 Family                          17.53%
                                         PUD                                 22.90%
                                         Condominium                         11.20%
                                         Cooperative                          0.04%

Occupancy Status                         Primary Home                        46.49%
                                         Investor Property                   50.18%
                                         Second Home                          3.33%

Purpose                                  Purchase                            66.09%
                                         R/T Refinance                       15.04%
                                         C/O Refinance                       18.88%

Index Type                               6 Month LIBOR                       87.74%
                                         12 Month LIBOR                      12.26%
                                         1 Year CMT                           0.00%

California Percentage                                                        26.01%
California Distribution                  Northern California                 54.86%
                                         Southern California                 45.14%

Loans with Prepayment Penalties                                              27.05%
Loans with Primary Mortgage Insurance                                        10.00%

                               GROUP 4- 20% YIELD MAINTENANCE AGREEMENTS
                ---------------------------------------------------------------------
                  4A1 & [ ] % of 4A3      4A2 & [ ] % of 4A3             4M1
                ---------------------    --------------------     -------------------
     DATE         BALANCE      STRIKE     BALANCE      STRIKE      BALANCE     STRIKE
   --------     -----------    ------    ----------    ------     ---------    ------
   11/30/04     174,918,000     5.31     92,503,000      5.30     9,131,000     5.05

   12/20/04     171,414,385     5.31     90,645,987      5.30     9,131,000     5.05

   01/20/05     167,974,789     5.31     88,822,959      5.30     9,131,000     5.05

   02/20/05     164,598,711     5.31     87,033,651      5.30     9,131,000     5.05

   03/20/05     161,284,979     5.31     85,277,439      5.30     9,131,000     5.05

   04/20/05     157,810,105     5.32     82,594,202      5.31     9,131,000     5.06

   05/20/05     154,621,730     5.32     80,920,036      5.31     9,131,000     5.06

   06/20/05     151,492,236     5.32     79,276,839      5.31     9,131,000     5.06

   07/20/05     148,420,537     5.32     77,664,040      5.31     9,131,000     5.06

   08/20/05     145,405,566     5.32     76,081,076      5.31     9,131,000     5.06

BANC OF AMERICA SECURITIES LLC                                                26
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------

   09/20/05     142,384,190     5.32     74,527,396      5.31     9,131,000     5.06

   10/20/05     139,480,783     5.32     73,002,460      5.31     9,131,000     5.06

   11/20/05     136,630,997     5.32     71,505,735      5.31     9,131,000     5.06

   12/20/05     133,833,842     5.32     70,036,701      5.31     9,131,000     5.06

   01/20/06     131,088,347     5.32     68,594,846      5.31     9,131,000     5.06

   02/20/06     128,393,558     5.32     67,179,667      5.31     9,131,000     5.06

   03/20/06     125,748,539     5.32     65,790,672      5.31     9,131,000     5.06

   04/20/06     123,152,373     5.32     64,427,376      5.31     9,131,000     5.06

   05/20/06     120,604,156     5.32     63,089,306      5.31     9,131,000     5.06

   06/20/06     118,103,004     5.32     61,775,994      5.31     9,131,000     5.06

   07/20/06     115,648,048     5.32     60,486,983      5.31     9,131,000     5.06

   08/20/06     113,238,436     5.32     59,221,824      5.31     9,131,000     5.06

   09/20/06     110,873,331     5.32     57,980,075      5.31     9,131,000     5.06

   10/20/06     108,551,911     5.32     56,761,306      5.31     9,131,000     5.06

   11/20/06     106,273,370     5.32     55,565,090      5.31     9,131,000     5.06

   12/20/06     104,036,915     5.32     54,391,010      5.31     9,131,000     5.06

   01/20/07     101,841,771     5.32     53,238,659      5.31     9,131,000     5.06

   02/20/07      99,687,175     5.32     52,107,633      5.31     9,131,000     5.06

   03/20/07      97,572,379     5.32     50,997,539      5.31     9,131,000     5.06

   04/20/07      95,496,647     5.32     49,907,990      5.31     9,131,000     5.06

   05/20/07      93,459,258     5.32     48,838,606      5.31     9,131,000     5.06

   06/20/07      91,459,506     5.32     47,789,015      5.31     9,131,000     5.06

   07/20/07      89,496,694     5.32     46,758,850      5.31     9,131,000     5.06

   08/20/07      86,659,966     5.32     45,359,263      5.31     9,131,000     5.06

   09/20/07      78,787,548     5.35     43,186,987      5.34     9,131,000     5.09

   10/20/07      35,353,158     5.45     22,353,218      5.44     9,131,000     5.19

   11/20/07       9,448,607     5.62      8,668,518      5.61     9,131,000     5.36

   12/20/07       9,448,607     5.62      8,668,518      5.61     9,131,000     5.36

   01/20/08       9,448,607     5.62      8,668,518      5.61     9,131,000     5.36

                               GROUP 4- 20% YIELD MAINTENANCE AGREEMENTS
                ---------------------------------------------------------------------
                  4A1 & [ ] % of 4A3      4A2 & [ ] % of 4A3             4M1
                ---------------------    --------------------     -------------------
     DATE         BALANCE      STRIKE     BALANCE      STRIKE      BALANCE     STRIKE
   --------     -----------    ------    ----------    ------     ---------    ------
   02/20/08       9,448,607     5.62      8,668,518      5.61     9,131,000     5.36

   03/20/08       9,448,607     5.62      8,668,518      5.61     9,131,000     5.36

   04/20/08       9,448,607     5.62      8,668,518      5.61     9,131,000     5.36

   05/20/08       9,448,607     5.62      8,668,518      5.61     9,131,000     5.36

   06/20/08       9,448,607     5.62      8,668,518      5.61     9,131,000     5.36

   07/20/08       9,448,607     5.62      8,668,518      5.61     9,131,000     5.36

   08/20/08       9,448,607     5.62      8,668,518      5.61     9,131,000     5.36

   09/20/08       9,448,607     5.62      8,668,518      5.61     9,131,000     5.36

   10/20/08       9,448,607     5.62      8,668,518      5.61     9,131,000     5.36

   11/20/08       9,448,607     5.62      8,668,518      5.61     9,131,000     5.36

   12/20/08       9,448,607     5.62      8,668,518      5.61     9,131,000     5.36


BANC OF AMERICA SECURITIES LLC                                                27
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------

   01/20/09       9,448,607     5.62      8,668,518      5.61     9,131,000     5.36

   02/20/09       9,448,607     5.62      8,668,518      5.61     9,131,000     5.36

   03/20/09       9,448,607     5.62      8,668,518      5.61     9,131,000     5.36

   04/20/09       9,448,607     5.62      8,668,518      5.61     8,644,910     5.36

   05/20/09       9,448,607     5.62      8,668,518      5.61     8,145,834     5.36

   06/20/09       9,448,607     5.62      8,668,518      5.61     7,573,706     5.36

   07/20/09       9,448,607     5.62      8,668,518      5.61     7,051,972     5.36

   08/20/09       9,448,607     5.62      8,668,518      5.61     6,374,893     5.36

   09/20/09       9,448,607     5.61      8,668,518      5.60     4,879,908     5.35

   10/20/09       3,933,112     5.53      5,017,407      5.52        47,430     5.27

   11/20/09               -     0.00      2,862,896      5.36             -     0.00

   12/20/09               -     0.00      2,779,647      5.36             -     0.00

   01/20/10               -     0.00      2,697,948      5.36             -     0.00

   02/20/10               -     0.00      2,617,768      5.36             -     0.00

   03/20/10               -     0.00      2,539,081      5.36             -     0.00

   04/20/10               -     0.00      2,461,859      5.36             -     0.00

   05/20/10               -     0.00      2,386,073      5.36             -     0.00

   06/20/10               -     0.00      2,311,699      5.36             -     0.00

   07/20/10               -     0.00      2,238,708      5.36             -     0.00

   08/20/10               -     0.00      2,167,077      5.36             -     0.00

   09/20/10               -     0.00      2,096,779      5.36             -     0.00

   10/20/10               -     0.00      2,027,790      5.36             -     0.00

   11/20/10               -     0.00      1,960,085      5.36             -     0.00

   12/20/10               -     0.00      1,893,641      5.36             -     0.00

   01/20/11               -     0.00      1,828,434      5.36             -     0.00

   02/20/11               -     0.00      1,764,441      5.36             -     0.00

   03/20/11               -     0.00      1,701,640      5.36             -     0.00

   04/20/11               -     0.00      1,640,009      5.36             -     0.00

                               GROUP 4- 20% YIELD MAINTENANCE AGREEMENTS
                ---------------------------------------------------------------------
                  4A1 & [ ] % of 4A3      4A2 & [ ] % of 4A3             4M1
                ---------------------    --------------------     -------------------
     DATE         BALANCE      STRIKE     BALANCE      STRIKE      BALANCE     STRIKE
   --------     -----------    ------    ----------    ------     ---------    ------
   05/20/11               -     0.00      1,579,525      5.36             -     0.00

   06/20/11               -     0.00      1,520,168      5.36             -     0.00

   07/20/11               -     0.00      1,461,916      5.36             -     0.00

   08/20/11               -     0.00      1,404,750      5.36             -     0.00

   09/20/11               -     0.00      1,119,717      5.39             -     0.00

   10/20/11               -     0.00        440,653      5.34             -     0.00

   11/20/11               -     0.00        122,417      5.37             -     0.00

   12/20/11               -     0.00         90,617      5.37             -     0.00

   01/20/12               -     0.00         59,405      5.37             -     0.00

   02/20/12               -     0.00         28,770      5.37             -     0.00

BANC OF AMERICA SECURITIES LLC                                                28
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------

                               GROUP 4- 20% YIELD MAINTENANCE AGREEMENTS
                ---------------------------------------------------------------------
                          4M2                    4-B-1                    4-B-2
                ---------------------    --------------------     -------------------
     DATE         BALANCE      STRIKE     BALANCE      STRIKE      BALANCE     STRIKE
   --------     -----------    ------    ----------    ------     ---------    ------
   11/30/04       6,667,000      4.55     4,203,000      3.90       870,000     3.90

   12/20/04       6,667,000      4.55     4,203,000      3.90       870,000     3.90

   01/20/05       6,667,000      4.55     4,203,000      3.90       870,000     3.90

   02/20/05       6,667,000      4.55     4,203,000      3.90       870,000     3.90

   03/20/05       6,667,000      4.55     4,203,000      3.90       870,000     3.90

   04/20/05       6,667,000      4.56     4,203,000      3.91       870,000     3.91

   05/20/05       6,667,000      4.56     4,203,000      3.91       870,000     3.91

   06/20/05       6,667,000      4.56     4,203,000      3.91       870,000     3.91

   07/20/05       6,667,000      4.56     4,203,000      3.91       870,000     3.91

   08/20/05       6,667,000      4.56     4,203,000      3.91       870,000     3.91

   09/20/05       6,667,000      4.56     4,203,000      3.91       870,000     3.91

BANC OF AMERICA SECURITIES LLC                                                29
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------

   10/20/05       6,667,000      4.56     4,203,000      3.91       870,000     3.91

   11/20/05       6,667,000      4.56     4,203,000      3.91       870,000     3.91

   12/20/05       6,667,000      4.56     4,203,000      3.91       870,000     3.91

   01/20/06       6,667,000      4.56     4,203,000      3.91       870,000     3.91

   02/20/06       6,667,000      4.56     4,203,000      3.91       870,000     3.91

   03/20/06       6,667,000      4.56     4,203,000      3.91       870,000     3.91

   04/20/06       6,667,000      4.56     4,203,000      3.91       870,000     3.91

   05/20/06       6,667,000      4.56     4,203,000      3.91       870,000     3.91

   06/20/06       6,667,000      4.56     4,203,000      3.91       870,000     3.91

   07/20/06       6,667,000      4.56     4,203,000      3.91       870,000     3.91

   08/20/06       6,667,000      4.56     4,203,000      3.91       870,000     3.91

   09/20/06       6,667,000      4.56     4,203,000      3.91       870,000     3.91

   10/20/06       6,667,000      4.56     4,203,000      3.91       870,000     3.91

   11/20/06       6,667,000      4.56     4,203,000      3.91       870,000     3.91

   12/20/06       6,667,000      4.56     4,203,000      3.91       870,000     3.91

   01/20/07       6,667,000      4.56     4,203,000      3.91       870,000     3.91

   02/20/07       6,667,000      4.56     4,203,000      3.91       870,000     3.91

   03/20/07       6,667,000      4.56     4,203,000      3.91       870,000     3.91

   04/20/07       6,667,000      4.56     4,203,000      3.91       870,000     3.91

   05/20/07       6,667,000      4.56     4,203,000      3.91       870,000     3.91

   06/20/07       6,667,000      4.56     4,203,000      3.91       870,000     3.91

   07/20/07       6,667,000      4.56     4,203,000      3.91       870,000     3.91

   08/20/07       6,667,000      4.56     4,203,000      3.91       870,000     3.91

   09/20/07       6,667,000      4.59     4,203,000      3.94       870,000     3.94

   10/20/07       6,667,000      4.69     4,203,000      4.04       870,000     4.04

   11/20/07       6,667,000      4.86     4,203,000      4.21       870,000     4.21

   12/20/07       6,667,000      4.86     4,203,000      4.21       113,970     4.21

   01/20/08       6,667,000      4.86     3,574,981      4.21             -     0.00

                              GROUP 4- 20% CPR YIELD MAINTENANCE AGREEMENTS
                ---------------------------------------------------------------------
                          4M2                    4-B-1                    4-B-2
                ---------------------    --------------------     -------------------
     DATE         BALANCE      STRIKE     BALANCE      STRIKE      BALANCE     STRIKE
   --------     -----------    ------    ----------    ------     ---------    ------
   02/20/08       6,667,000      4.86     2,846,773      4.21             -     0.00

   03/20/08       6,667,000      4.86     2,132,091      4.21             -     0.00

   04/20/08       6,667,000      4.86     1,430,684      4.21             -     0.00

   05/20/08       6,667,000      4.86       742,307      4.21             -     0.00

   06/20/08       6,667,000      4.86        66,717      4.21             -     0.00

   07/20/08       6,059,052      4.86        11,625      4.21             -     0.00

   08/20/08       5,419,956      4.86             -      0.00             -     0.00

   09/20/08       4,781,324      4.86             -      0.00             -     0.00

   10/20/08       4,154,558      4.86             -      0.00             -     0.00

   11/20/08       3,539,437      4.86             -      0.00             -     0.00

   12/20/08       2,935,746      4.86             -      0.00             -     0.00

BANC OF AMERICA SECURITIES LLC                                                30
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES    Banc of America Funding Corp., 2004-C
    [GRAPHIC APPEARS HERE]     Mortgage Pass-Through Certificates
                                   $473,606,304 (approximate)
--------------------------------------------------------------------------------

   01/20/09       2,343,273      4.86             -      0.00             -     0.00

   02/20/09       1,761,810      4.86             -      0.00             -     0.00

   03/20/09       1,191,153      4.86             -      0.00             -     0.00

   04/20/09       1,117,191      4.86             -      0.00             -     0.00

   05/20/09       1,066,624      4.86             -      0.00             -     0.00

   06/20/09       1,008,655      4.86             -      0.00             -     0.00

   07/20/09        955,792       4.86             -      0.00             -     0.00

   08/20/09        887,189       4.86             -      0.00             -     0.00

   09/20/09        735,715       4.85             -      0.00             -     0.00

BANC OF AMERICA SECURITIES LLC                                                31
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.